EXHIBIT 77Q1 (a)

A copy of the Amendment to the By-Laws dated January 1, 2002 are incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 51 filed with the SEC via EDGAR on January 28, 2002